UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
 SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 3, 2019

TRI-STATE GENERATION AND
TRANSMISSION ASSOCIATION, INC.

(Exact name of Registrant as specified in its charter)

COLORADO	333-212006	84-0464189
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1100 W. 116th Avenue
Westminster, Colorado	80234
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (303) 452-6111

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b‑2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 3, 2019, at the annual meeting of our members, our members approved amendments to our bylaws to add a new Section 2 of Article I to allow our Board of Directors to establish one or more classes of membership in addition to the existing all-requirements class of membership.  Section 2 provides that such additional classes may include, without limitation, one or more partial requirements membership classes whereby a member who chooses to be a member of that class shall assume responsibility for meeting a portion of its load requirements.  Members may choose their class of membership subject to any terms and conditions of membership and rights and preferences and limitations on the rights and preferences of the members of each additional class of membership as our Board of Directors establishes from time to time.  The representation on our Board of Directors of any additional class of membership will be determined by a vote of our members at a meeting of our members. The renumbered Section 3 of Article I was amended to provide the rates for electric power and energy provided by us may be different for different classes of membership and may be different for individual members within an additional class of membership.

The renumbered Section 3 of Article I of our bylaws was also amended to clarify that our existing members shall continue to purchase from us and we shall continue to sell to such members electric power and energy in accordance with the terms and conditions of the all-requirements contracts existing as of the date of the amended and restated bylaws until (i) such all-requirements contract is terminated or expires in accordance with its terms or (ii) is modified, amended or replaced due to a change in the member’s membership class.

The foregoing description of the amendments to our bylaws does  not purport to be complete and is qualified in its entirety by reference to the full text of the amended and restated bylaws, as amended and restated on April 3, 2019, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d)   Exhibits

3.1    Amended and Restated Bylaws of Tri State Generation and Transmission Association, Inc., as amended and restated on April 3, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TRI-STATE GENERATION AND TRANSMISSION ASSOCIATION, INC.

Date: April 8, 2019	By:	/s/ Patrick L. Bridges
Patrick L. Bridges
Senior Vice President/Chief Financial Officer